Exhibit 10.58


NOTE: CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH THE NOTATION "[*****]".


                                 AMENDMENT NO. 2
                                       TO
                          SUPPLY AND SERVICES AGREEMENT


        THIS AMENDMENT NO. 2 to SUPPLY AND SERVICES AGREEMENT (this "Amendment") is made and entered into as of October 1, 2003 ("Effective Date") by and between PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation ("PPTI") and SPINE WAVE, INC., a Delaware corporation ("Company").

                              W I T N E S S E T H:

        WHEREAS, PPTI and Company are parties to the License Agreement between Company and PPTI dated as of April 12, 2001 (the "License Agreement") wherein Company has acquired from PPTI a license to Intellectual Property for use in the Field.

        WHEREAS, PPTI has experience in the development of Products and has the facilities, equipment, employees, materials and other resources to accomplish development and manufacturing activities, on behalf of Company, with respect to the Intellectual Property.

        WHEREAS, pursuant to the Supply and Services Agreement dated as of April 12, 2001, as amended by Amendment No. 1 dated February 12, 2002 (collectively, "Original Agreement"), Company engaged PPTI to perform certain services and provide certain materials in connection with the Company's development and manufacturing activities, and PPTI has provided such services and materials.

        WHEREAS, the Company desires to continue to engage PPTI to perform certain services and to provide certain materials in connection with the Company's development and manufacturing activities, and PPTI is willing to provide such services and materials subject to the terms of the Original Agreement as amended by this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1. Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Original Agreement. The following terms shall have the meanings (or amended meanings) set forth below:

        "Regulatory Submission" shall mean with respect to any country, filing for all regulatory agency or other registrations and approvals required in such country in respect of Materials for any purpose specified in the Original Agreement or, if no purpose is specified, to enable the

Materials to be manufactured and for Non-Clinical Use or Clinical Use to take place in such country.

        "Regulatory Approval" shall mean with respect to any country, receipt of all regulatory agency or other registrations and approvals required in such country in respect of Materials for any purpose specified in the Original
Agreement or, if no purpose is specified, to enable the Materials to be manufactured and for Non-Clinical Use or Clinical Use to take place in such country.

        "Second Additional Term" shall mean the term commencing on May 1, 2003 and ending on September 30, 2004.

        "Qualified Lot" shall mean any lot of Material which has successfully passed the quality control procedures set forth on Amended and Restated Schedule 3 and designated for such lot by Company and shall consist of [*****].

        2. Production and Quality Control. Section 3 of the Original Agreement is amended and restated to read as follows:

        (a) PPTI warrants, represents and covenants that all Materials produced for or sold to Company shall be manufactured free from defects in materials and workmanship and in accordance with written specifications as mutually agreed upon. Further, PPTI warrants, represents and covenants that the Materials will meet the specifications in any applicable Regulatory Submissions or Regulatory Approvals, as the case may be, in effect at the time of production, including compliance with Quality System Regulations and ISO 9001 Standards as described in the applicable Regulatory Submissions, and/or such other lawful and appropriate standards as the parties may agree in writing. PPTI shall not have any responsibility for meeting any changed or new specifications or standards, including, without limitation, manufacturing methods and methods of control in Regulatory Submissions unless PPTI has reviewed and approved in writing any such changed or new specifications or standards. Company acknowledges that production specifications, including, without limitation, manufacturing methods and methods of control, may require changes to obtain and/or maintain Regulatory Approvals and/or to comply with applicable laws and regulations, and that such required changes in production specifications may increase the costs and expenses of the Company and extend the product development timetable of the Company.

        (b) At Company's request, PPTI shall perform one or more of the quality control procedures set forth on Amended and Restated Schedule 3 for each lot of Material provided to Company. PPTI shall deliver to Company a copy of test results for each Lot of Material supplied to Company. All Material supplied to Company shall have passed such quality control tests and PPTI shall immediately bring to the attention of Company any Material that did not meet such quality control requirements. Materials that meet such quality control requirements and which are not objected to by Company within thirty (30) days after receipt shall be presumed to be free from defects in material and workmanship, in the absence of manifest error.

        (c) PPTI shall retain samples of all ingredients, packaging materials, records and data as may be in accordance with the sample and record retention policies which PPTI uses in

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

connection with manufacture of Materials for its own account; provided such retention shall at all times be in accordance with all applicable Regulatory Submissions or Regulatory Approvals in effect at the time of production, including compliance with Quality System Regulations and ISO 9001 Standards as described in the applicable Regulatory Submissions. Company shall have the right, no more frequently than once every twelve (12) months, to review PPTI's manufacturing procedures and operations and its records relating to the manufacture and shipment of Materials. No inspection or testing of Materials by Company, or failure to test or inspect, shall relieve PPTI of its obligations hereunder. Copies of any certificates, reports, test results or other information produced by PPTI, or by a third party consultant or contractor at PPTI's request, that directly relate to lots of Material sold to Company shall, upon the written request of Company, be furnished to Company and may be relied upon by it.

        3. Services. Section 4 of the Original Agreement is hereby amended to add the following new section (f):

               (f) During the Second Additional Term, PPTI shall provide Design Services as specified in Schedule 6 attached hereto at the Company's request on an as needed basis. The parties agree to review Schedule 6 in [*****] and, if mutually agreed upon, to amend said Schedule 6 in writing as necessary. In addition to the Design Services contemplated in Schedule 6, only those Design Services mutually agreed upon in advance between the parties will be recompensed by Company as provided herein, and Schedule 6 and the payments under Section 6(f) will be modified, if at all, accordingly.

        4. Price and Payment Terms. Section 6 of the Original Agreement is hereby amended to add the following new Sections 6(f) and (g):

               (f)The parties agree that the Additional Term began on February 12, 2002 and ended on April 30, 2003, and during the Second Additional Term agree as follows:

                  (i) Upon execution of this Amendment (subject to a ten (10) business day grace period), the Company shall pay to PPTI the sum of [*****] plus amounts invoiced for the months of September and October, 2003. On the first day of December, 2003 and on the first day of each of the next four (4) consecutive months thereafter (e.g. December 1, 2003 through April 1, 2004, both inclusive), the Company shall pay PPTI the sum of [*****].

                  (ii) The Second Additional Term payments are predicated upon the supply to Company by PPTI of the Design Services specified in
        Schedule 6 and [*****].

                  (iii) Subject to the limitations of Section 6 (d) of the Original Agreement that the Fully-Burdened Cost of a Qualified Lot manufactured by PPTI shall not exceed [*****] during the prior [*****] period, with respect to the Injectable Disc Nucleus product, the cost to Company of Materials provided to Company by PPTI during the Second Additional Term shall be as specified in Schedule 7.

                  (iv) PPTI shall throughout the Second Additional Term continue to apply project accounting to the work under the Original Agreement as amended hereby. Within

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

        [*****] after the close of each month during the Second Additional Term, PPTI shall provide the Company with a statement (1) setting forth the Materials, Design Services and other services provided to Company by PPTI and the related costs, and (2) itemizing any applicable credits due to the Company as set forth in the Original Agreement and additional payments due PPTI pursuant to paragraph (g) below. The Company shall make any payment due to PPTI with [*****] after receipt of the statement. Any credit due to the Company [*****] payable to PPTI under
        Section 6 (f)(i) above during the Second Additional Term.

               (g)Notwithstanding   anything  else  to  the  contrary  contained
        herein, the parties agree during the Second Additional Term that:

                  (i) Any credit due the Company upon expiration of the Second Additional Term, may be applied by Company to Materials, Design Services and/or other services provided hereunder during the [*****] following the expiration of the Second Additional Term or as the Company may reasonably request following consultation with PPTI.

                  (ii) During the Second Additional Term, specific external PPTI expenses previously authorized in writing by the Company for special supplies, services, or equipment in an amount greater than [*****] in the aggregate per activity or task shall be paid by the Company to PPTI within ten (10) days of delivery of an invoice therefor from or on account of PPTI.

                  (iii) During the Second Additional Term, the [*****] cost component of PPTI's [*****] Cost for R&D personnel shall be subject to the limitations of Section 6 (d) of the Original Agreement that such costs, with respect to the Injectable Disc Nucleus product, shall not exceed [*****] and determined [*****] as follows: (a) the [*****] PPTI [*****] cost [*****] costs [*****] costs, [*****] by (b) the [*****]
        during the [*****]. Any increase in the [*****] costs for R&D [*****] shall be the [*****] for such R&D [*****], but not greater than [*****], with respect to the Injectable Disc Nucleus product. During the Second Additional Term, PPTI shall initially assess costs incurred by Company using a [*****] cost per R&D [*****] of [*****], and at the end of the Second Additional Term or upon termination of the Original Agreement as amended hereby, PPTI shall calculate the [*****] cost [*****] during the Second Additional Term (or applicable portion thereof) for reconciliation.

                  (iv) To the extent that the amounts paid by the Company hereunder exceed the actual [*****] cost per R&D [*****], the Company shall be entitled to a credit which may be applied as provided above. The Company shall pay to PPTI such amount, if any, by which the aggregate [*****] cost per R&D [*****] exceeds the amounts paid by the Company hereunder, subject to the limitations of the Original Agreement. A statement showing any credit due to Company or payment due to PPTI shall be provided to Company by PPTI within [*****] of the expiration or termination of the Second Additional Term (or applicable portion thereof), together with a final statement of any other adjustments to actual expenses during the Second Additional Term, and Company shall pay to PPTI any payment due within [*****] of invoice.

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                                                   Exhibit 10.58


        5.   Representations,    Warranties   and   Covenants.   The   following
representations, warranties and covenants shall supersede and replace those set forth in Sections 7(a), (b), (c), and (f) of the Original Agreement:

               (a) PPTI represents and warrants to Company that it is duly authorized and empowered to enter into and perform this Amendment; that the execution and performance of the Agreement, as amended herein, by PPTI does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi-governmental body to which PPTI is a party or by which PPTI is bound; and that PPTI shall bring to the attention of the Company in a timely manner any events or circumstances that may impair the full performance by PPTI of its obligations under the Agreement , as amended herein.

               (b) PPTI represents and warrants to Company that prior to first shipment of the Materials under the Agreement, as amended herein, it will have applied for or received all necessary licenses, permits and Regulatory Approvals for manufacture of Materials.

               (c) Subject to the manufacturing requirements of the Company, PPTI agrees to adhere to all known laws, rules and regulations applicable to the manufacture of Materials under this Agreement, as amended herein, and warrants that the Materials will be manufactured in accordance with all applicable specifications and will be delivered to Company free and clear of all third party claims, liens and encumbrances.

               (d)Company represents and warrants to PPTI that it is duly authorized and empowered to enter into and perform this Amendment; and the execution and performance of the Agreement, as amended herein, by Company does not and will not conflict with or violate any contract, agreement, indenture, mortgage, instrument, writ, judgment, or order of any court, arbiter or governmental or quasi-governmental body to which Company is a party or by which Company is bound.

        6. Notices. Notices hereunder or under the Original Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or when sent by facsimile or other telegraphic means. Such notices shall be effective upon receipt, if by personal delivery, or if by facsimile, on the date of the confirmation of "ok" transmission. Addresses and persons to be notified may be changed by either party by giving written notice thereof to the other party.

               To Company:            Spine Wave, Inc.
                                      Two Enterprise Drive, Suite 302
                                      Shelton, Connecticut 06484
                                      Telecopy No: (203) 944-9493
                                      Attn: President

               With a copy to:        Spine Wave, Inc.
                                      Two Enterprise Drive, Suite 302
                                      Shelton , Connecticut 06484
                                      Telecopy No: (203) 944-9493
                                      Attn: Chief Patent Counsel

               To PPTI:               Protein Polymer Technologies, Inc.
                                      10655 Sorrento Valley Road
                                      San Diego, California  92121
                                      Telecopy No:  (858) 558-6477
                                      Attn:  President

               With a copy to:        Piper Rudnick
                                      203 North La Salle Street, Suite 1800
                                      Chicago, Illinois  60601
                                      Attn:  John H. Heuberger, Esq.
                                      Fax: (312) 630-5322

        7. Miscellaneous.

               (a)Schedules. The Amended and Restated Schedule 3 attached hereto supersedes and replaces in its entirety the existing Schedule 3 to the Original Agreement. Schedules 6 and 7 attached hereto are hereby added to the Original Agreement as hereby amended.

               (b)Continuing Agreement. Each party hereby acknowledges that there have occurred no defaults under or breaches of the Original Agreement by the other party. Except as otherwise provided herein, the Original Agreement continues unchanged and in full force and effect.

               (c)Conflicts. This Amendment supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between the Company and PPTI with respect to such Amendment. In the event of any conflict between the terms of this Amendment and the terms of the Original Agreement as defined herein, the terms of this Amendment shall govern and control.

               (d) Further Assurances. The Company and PPTI agree to execute such further instruments, agreements and documents, and to take such further action as may be reasonably necessary to carry out the intent of the Agreement, as amended herein. PPTI further assures Company that it will use its best efforts, without expenditure of PPTI funds, to fully perform its obligations under the Agreement, as amended herein, [*****].

               (e) Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               (f) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

               (g) Arbitration. Any controversy or claim arising out of or relating to the Agreement, as amended herein, shall be resolved pursuant to the Arbitration of Disputes clause of the License Agreement between the parties.

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

               (h) Right of [*****] Opportunity.

               (i) If, at any time during the term of this Agreement, provided that the Company is not then in default under the terms of this Agreement, PPTI shall determine to dispose of its laboratory furniture, fixtures and equipment used in the performance of this Agreement (collectively, the "Laboratory Equipment") outside of the ordinary course of business (other than by a sale of all or substantially all of its assets to a third party or by a merger or consolidation in which PPTI shall not be the surviving entity) and/or to assign its leasehold interest in its laboratory facility or sublet or abandon its laboratory facility other than in connection with aa relocation or consolidation of its laboratory operations, before doing so, PPTI shall give not less than [*****] prior written notice to the Company of its intention to take such action(s) and shall offer the Company the [*****] opportunity [*****] to purchase all of such Laboratory Equipment and/or to succeed to the laboratory facility by lease assignment or by sublease or both, as applicable, at the price and upon the terms and conditions set forth in the notice from PPTI to the Company, which price, terms and conditions shall be PPTI's good faith estimate of the [*****] value of the Laboratory Equipment and/or the leasehold interest (if any), as the case may be. The notice from PPTI to the Company shall include a schedule of the Laboratory Equipment and the price to be sought therefor by PPTI, and a summary of the laboratory facility lease assignment or sublease.

               (ii) The Company shall have the right to purchase the Laboratory Equipment and/or to succeed to the laboratory facility at the price and upon the terms and conditions indicated in the notice from PPTI by delivering to PPTI written notice of exercise of the right of [*****] opportunity herein granted within [*****] of the date of delivery of the written notice from PPTI; provided, however, that if the Company shall so desire, promptly following the date of delivery of written notice from PPTI, the Company shall have the right to [*****] the laboratory facility lease with the [*****], and PPTI shall cooperate with the Company in such effort. At the time of exercise of the right of [*****] opportunity herein granted, the Company shall deliver to PPTI an earnest money deposit in an amount equal to [*****] of the purchase price of the Laboratory Equipment plus [*****] rent under the Lease. Such earnest money deposit shall be non-refundable absent a default by PPTI in the closing of the subject transaction and shall be applied against the purchase price payable by the Company at the closing provided for in clause (iii) below.

               (iii) Closing on the purchase and sale of the Laboratory Equipment and the transfer of the laboratory facility shall occur at the office of PPTI at 10:00 a.m., California time, on the day and date that is indicated in the written notice from PPTI to the Company (which shall be no sooner than [*****] of the date of delivery of the written notice from PPTI to the Company, or at such other time, place and date as the parties shall mutually agree. At the closing, the Company shall pay the purchase price of the Laboratory Equipment by wire transfer to an account designated by PPTI not less than [*****] preceding the date of closing and, if the lease is transferred to the Company in connection therewith, the Company shall either deliver to PPTI a release from its obligations under the facility lease signed and delivered by the landlord, or shall provide to PPTI a full and unconditional indemnity against all obligations under the lease. In addition, the Company shall reimburse to PPTI any security, tax or other deposits it may have posted under the facility lease.

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

               (iv) In the event the Company shall not exercise the right of [*****] opportunity herein granted, PPTI shall be free to sell the Laboratory Equipment to a third party at a price and upon terms that are [*****] to PPTI than those offered to the Company. Similarly, if the Company shall not exercise the right of [*****] opportunity herein granted, PPTI shall be free to transfer its laboratory facility rights or abandon such rights and facilities as it sees fit. If PPTI wishes to sell the Laboratory Equipment on terms and conditions (including price) [*****] to PPTI than those offered to the Company, PPTI shall again offer such Laboratory Equipment to the Company pursuant to this Section 7(h) unless the price of the Laboratory Equipment is [*****] of the price thereof offered to the Company.



        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

        SPINE WAVE, INC.


        By: /s/ Mark LoGuidice
           ---------------------------------------
            Mark LoGuidice
            President and Chief Executive Officer


        PROTEIN POLYMER TECHNOLOGIES, INC.



        By: /s/ J. Thomas Parmeter
           ---------------------------------------
            J. Thomas Parmeter
            President and Chief Executive Officer

[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                              AMENDED AND RESTATED

                                   SCHEDULE 3

                           QUALITY CONTROL PROCEDURES
                           --------------------------




                  Lot Qualification Tests        Initial  Cost
                  -----------------------        -------  ----

                                     [*****]



                                 Schedule 3 - 1


[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 6

                         SECOND ADDITIONAL TERM SERVICES
                         -------------------------------


        This Schedule 6 identifies certain Design Services contemplated to be performed by various PPTI personnel during the Second Additional Term, which may be amended from time to time in accordance with Section 4 hereinabove.

        During the Second Additional Term, PPTI shall provide to Company, at Company's request and [*****], the [*****] set forth below or [*****] subject to Company's reasonable prior approval, for up to the stated [*****], to:

        [*****]




                                 Schedule 6 - 1


[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 7

               COST OF MATERIALS DURING THE SECOND ADDITIONAL TERM
               ---------------------------------------------------



--------------------------------------------------------------------------------

Material:                                        Cost:
---------                                        -----
--------------------------------------------------------------------------------

Qualified Lot supplied by PPTI                   [*****] per each Qualified Lot
--------------------------------------------------------------------------------

Qualified Lot supplied by third-party contract   [*****] per each Qualified Lot
manufacturer
--------------------------------------------------------------------------------



Initial PPTI supplied lot costs are as follows:

[*****]





                                 Schedule 7 - 3


[*****] Material is confidential and has been omitted and filed separately with the Securities and Exchange Commission.